================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of Earliest Event Reported) - November 14, 2001


                                 ---------------


                               THE MONY GROUP INC.

             (Exact name of registrant as specified in its charter)


            DELAWARE                      1-14603                13-3976138
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

                   1740 Broadway                                     10019
                 New York, New York                                (Zip Code)
      (Address of principal executive offices)


                                 (212) 708-2000
              (Registrant's telephone number, including area code)


                                 ---------------

                                       N/A

             (Former name or address, if changed since last report)


================================================================================

Item 5. Other Events.

     On November 14, 2001, The MONY Group Inc. issued a News Release reporting that its Board of Directors had declared an annual cash dividend of $0.45 per share of common stock. A copy of the News Release is included herewith as
Exhibit 99 and is incorporated in this Item 5 by reference thereto.

Item 7. Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          99   News Release of The MONY Group Inc., dated November 14, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, The MONY Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               THE MONY GROUP INC.

                                               By: /s/ Bart Schwartz
                                                   -----------------------------
                                                   Bart Schwartz
                                                   Senior Vice President and
                                                      General Counsel

Date: November 14, 2001

                                  Exhibit Index

Exhibit No.        Description
-----------        -----------

99                 News Release of The MONY Group Inc., dated November 14, 2001.